SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   Permanent Portfolio Family of Funds, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities  to which transaction applies:

      --------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
     5) Total fee paid:

      --------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount  Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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
Preliminary Copies
                                      The
                                   PERMANENT
                                   PORTFOLIO
                                Family of Funds

            625 Second Street, Suite 102, Petaluma, California 94952
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 22, 1996

TO THE SHAREHOLDERS:

     A special meeting of shareholders in Permanent Portfolio Family of Funds, Inc., a Maryland corporation (the "Fund"), will be held on Thursday, August 22, 1996 at 2:00 p.m., Pacific Daylight Time, at the offices of the Fund, 625 Second Street, Suite 102, Petaluma, California 94952, for the following purposes:

1.   To elect six directors.

2. To approve a new Investment Advisory Contract between the Fund and World Money Managers (the "Investment Adviser") that is identical to the current Contract except for the elimination of the provision whereby the Investment Adviser is obligated to pay fees and expenses of the Fund's officers and of the Fund's directors who are also officers.

     The new Contract will become effective immediately upon approval of the shareholders of the Fund.

     The close of business on July 8, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will not be closed. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS
TERRY COXON, President
July ___, 1996
Petaluma, California


================================================================================
                             YOUR VOTE IS IMPORTANT
Please indicate your voting instructions on the enclosed proxy. Then date and sign it, and return it in the envelope provided. If you date, sign and return the proxy but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, please mail in your proxy immediately.
================================================================================

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
Preliminary Copies

                    PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                          625 Second Street, Suite 102
                           Petaluma, California 94952

                                 PROXY STATEMENT
                         Special Meeting of Shareholders
                           To Be Held August 22, 1996


     This proxy statement is furnished to the shareholders of Permanent Portfolio Family of Funds, Inc. (the "Fund") in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the special meeting of shareholders of the Fund to be held August 22, 1996, and at any adjournment thereof.

     A proxy, if properly executed, duly returned and not revoked, will be transmitted directly to the Fund's transfer agent, Chase Global Funds Services Company, who will tally the votes and send the results to the Inspector of Elections (an officer of the Fund) on the day of the meeting before the time of the meeting; the Inspector of Elections will then vote each such proxy and add to the tally any ballots received at the meeting, in accordance with the instructions contained thereon. If you date, sign and return the form of proxy but give no voting instructions, your shares will be voted in favor of the proposals set forth in the preceding notice and described in this proxy statement.

     A proxy may be revoked at any time prior to its exercise by a properly executed proxy bearing a later date or by letter or telegram directed to the Fund showing your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. Neither the Maryland General Corporation Law, nor the Fund's Articles of Incorporation, nor the Fund's Bylaws provide for the treatment of votes to abstain or broker non-votes. However, it is the Fund's practice to count abstentions, but not to count broker non-votes, in the final vote tally. The Fund also includes abstentions, but does not count broker non-votes, in the determination of a quorum for the meeting.

     This proxy statement and accompanying form of proxy were first mailed to shareholders on or about July ____, 1996. The Fund's annual report for the fiscal year ended January 31, 1996, including financial statements, was mailed to shareholders on or about March 31, 1996.

Outstanding Shares and Voting Requirements

     As of the  close  of  business  on  July  8,  1996,  the  record  date  for determining shareholders entitled to notice of and to vote at the special meeting, there were outstanding a total of ________ shares of common stock,
$.001 par value, all of one class, consisting of ________ shares in the Permanent Portfolio, _______ shares in the Treasury Bill Portfolio, _________ shares in the Versatile Bond Portfolio and ______________ shares in the Aggressive Growth Portfolio. The following persons are known by the Board of Directors to own beneficially or to hold of record five percent or more of the outstanding common stock of any class of the Fund or of any Portfolio as of such date:
                                        Number  of Shares             Percent
        Name (1)                         Held  of Record              of Class
________________________________________________________________________________
Permanent Portfolio:
  _________________                                                         %
Treasury Bill Portfolio:
  ________________                                                          %
Versatile Bond Portfolio:
  _________________                                                         %
Aggressive Growth Portfolio:
  _________________                                                         %


____________________

(1) The street address for each holder is c/o 625 Second Street, Suite 102, Petaluma, California 94952

     Each share of common stock is entitled to one vote. The presence, in person or by proxy, at the meeting of the owners of a majority of the shares outstanding is required for a quorum. If such a quorum is represented at the meeting, the vote of a majority of the shares in each Portfolio is required for approval of the Investment Advisory Contract with respect to the Fund. For this purpose, the required vote is the lesser of: (i) 67% of the shares of the Portfolio present at the meeting, if the owners of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio.

1.   ELECTION OF DIRECTORS

     The Board of Directors of the Fund proposes and recommends the election of six directors of the Fund, to constitute the entire board of directors, each to serve as such until the next annual meeting of shareholders of the Fund and until his successor is elected and qualifies.


     Prior to June 11, 1996, there were five directors of the Fund. On that date, the Board of Directors adopted an Amendment to the Fund's Bylaws increasing the number of directors to six. The purpose of the increase was to permit the addition of a third independent director not considered to be an interested person under the Investment Company Act of 1940, as amended (the "Act"). Thereafter, acting under its authority to fill vacancies, the Board of Directors appointed Hugh A. Butler as a third independent director. Prior to this action, there were two independent directors and three interested directors. Under the Act, not more than 60% of the directors of the Fund may be interested directors.


     Adding an additional independent director serves two primary purposes: (i) to increase the role of independent directors in the Fund in recognition of the trend in investment company regulation toward an increase in the oversight and policy responsibilities of independent directors; and (ii) to avoid inadvertent violation of the 60% rule, which previously could have arisen through the death, disability or resignation of an independent director.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Such election requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote thereon. Unless you give contrary instructions on the form of proxy, executed proxies timely received will be voted for the election of the six nominees. Should any of the nominees withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate. The following schedule sets forth certain information regarding each nominee for election as director and each officer of the Fund.

                                                                                          Shares of Fund
                                                                                        Beneficially Owned
                                            Current Position with                       on June 14, 1996(1)
                                        the Fund, Principal Occupations                 ------------------
                                            During  Past Five Years                                    Percentage of
                                             and Directorships of                 Director   Number     Outstanding
Name of Nominee (1)(5)        Age               Public Companies                    Since   of Shares     Shares
___________________________  ____  _____________________________________________   _______  _________  _____________
David P. Bergland (2)(3)(4)   61   Director. Attorney specializing in business      1992         0          0%
                                   litigation, currently a sole practitioner in
                                   Costa Mesa, California.  Mr. Bergland is also
                                   a writer, lecturer, publisher and Adjunct
                                   Professor of Law at Western State University
                                   College of Law in Irvine, California.

Hugh A. Butler (2)(4)         43   Director.  Chief Executive Officer and Founder   1996         0          0%
                                   of Computer Consultants Corporation since 1977.

Terry Coxon *                 52   President and Director.  Investment adviser      1982       247       Less than 1%
                                   and author since 1976; along with Terry Coxon,
                                   Inc., a corporation he wholly owns and serves
                                   as President and director, Mr. Coxon is the
                                   general partner of the Investment Adviser.
                                   Mr. Coxon also has served as President and a
                                   director since 1987 of Bullion Security
                                   Corporation, the sponsor of United States
                                   Gold Trust, an investment trust.  Mr. Coxon has
                                   been President of the Fund since 1982.

Michael J. Cuggino            33   Treasurer.  Certified public accountant.  Mr.     N/A         0          0%
                                   Cuggino has served as Treasurer since 1993 of
                                   World Money Securities, Inc., the Fund's broker-
                                   dealer subsidiary, and Bullion Security
                                   Corporation, and served as Assistant Treasurer
                                   from 1991 through 1992 of the Fund, World
                                   Money Securities, Inc. and Bullion Security
                                   Corporation.  Mr. Cuggino was employed by
                                   Ernst & Young, the Fund's former independent
                                   auditors, in various audit and accounting
                                   capacities, including audit manager, from 1985
                                   until 1991.  Mr. Cuggino has been Treasurer
                                   of the Fund since 1993.

Robert B. Martin, Jr. *(3)    52   Director.  Attorney specializing in tax          1982         0          0%
                                   matters, currently a sole practitioner in
                                   Pasadena, California.

Alan M. Sergy *               51   Secretary and Director.  Registered investment   1986         0       Less than 1%
                                   adviser  and a trustee of Sergy Trusts.
                                   Mr. Sergy has served  as Secretary, and
                                   a director since 1987 of Bullion Security
                                   Corporation and as President and a director
                                   since 1989 and secretary since 1990 of World
                                   Money Securities, Inc.  Mr. Sergy has been
                                   Secretary of the Fund since 1982.

Mark Tier (2)(3)(4)           48   Director.  Self-employed marketing consultant    1986     4,117          0%
                                   in Hong Kong since 1992; editor of World Money
                                   Analyst, a financial advisory newsletter, for
                                   more than the preceding five years.

All directors and officers of
 the Fund as a group (7 persons)                                                             4,364       Less than 1%
____________________________________

(1) The indicated beneficial owners claim sole investment and dispositive power over these shares. The address of each nominee and officer is c/o 625 Second Street, Suite 102, Petaluma, California 94952.
(2) Independent Director, not considered to be an interested person within the meaning of the Investment Company Act of 1940. Each Independent Director was nominated for director by a majority of the Independent Directors of the Fund.
(3) Member, Audit Committee.
(4) Member, Nominating Committee.
(5) No director or officer has any family relationship with another.

* Interested person within the meaning of the Investment Company Act of 1940. Messrs. Coxon and Sergy are deemed interested persons because of their association with the Investment Adviser. Mr. Martin is deemed an interested person because of his association as legal counsel to the Fund and the Investment Adviser.
                                       3

     The Board of  Directors  held four  meetings  during the fiscal  year ended
January 31, 1996, and each director attended at least 75 percent of such meetings and of meetings of the committees on which he served during the periods that he served. The Board of Directors has established an audit committee and a nominating committee. The audit committee, chaired by Mr. Martin, is responsible for the areas of audit coverage, financial statement presentation, internal controls and income tax issues. The audit committee met once during the year. The nominating committee, chaired by Mr. Bergland, is responsible for considering candidates (including those recommended by shareholders and submitted in writing to the committee by January 15 of the year) and proposing nominees for election to the Board of Directors. The nominating committee met once during the year. The Fund has no standing compensation or other committee, and has no bonus, profit sharing, pension or retirement plan. In the event the new Investment Advisory Contract is approved, it is the intention of the Board of Directors to establish a compensation committee consisting of its three independent directors to establish levels of compensation for the Fund's officers.

     The Investment Adviser currently pays all fees, salaries and expenses of the Fund's officers. The Fund's officers do not receive separate compensation for serving as directors of the Fund. Each director who is not also an officer of the Fund receives $4,000 per year plus $600 and out-of-pocket expenses for each Board of Directors meeting attended. The following table sets forth information on compensation paid by the Fund to each director during its fiscal year ended January 31, 1996:

                               COMPENSATION TABLE
____________________________________________________________________________________________
                                             (3)                                       (5)
                                          Pension or                           Total Compensation
                            (2)           Retirement              (4)                from
     (1)                 Aggregate      Benefits Accrued    Estimated Annual     Fund and Fund
Name of Person,        Compensation       as Part of             Benefits           Complex
   Position              from Fund      Fund Expenses        upon Retirement    Paid to Directors
- --------------         ------------     ----------------     ---------------    -----------------
David P. Bergland,
Director                 $ 7,310            $0                   $0                   $ 7,310

Terry Coxon,
President and Director         0             0                    0                         0

Robert B. Martin, Jr.,
Director                   8,055             0                    0                     8,055

Alan M. Sergy,
Secretary and Director         0             0                    0                         0

Mark Tier,
Director                  18,391             0                    0                    18,391


     There have been no purchases or sales of securities of the Investment Adviser since the beginning of the most recent completed fiscal year by any director or any nominee for election as a director of the Fund. No director or nominee for election as a director of the Fund had any material interest, direct or indirect in any material transaction since the beginning of the most recently completed fiscal year, or in any proposed material transactions, to which the Investment Adviser was or is to be a party.

2.   APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT

     The Board of Directors of the Fund submits a new Investment Advisory Contract between the Fund and the Investment Adviser for approval by the shareholders in each Portfolio (the "new Contract"). The new Contract, which will become effective immediately upon its approval by the shareholders of the Fund, is identical to the current Investment Advisory Contract (the "current Contract") except for the elimination of the provision whereby the Investment Adviser is obligated to pay fees and expenses of the Fund's officers and of the Fund's directors who are also officers. Shareholders are urged to review carefully the terms of the new Contract attached as Exhibit A hereto.

New Investment Advisory Contract

     The Fund  proposes  to  continue  to retain  World  Money  Managers  as its
Investment Adviser under the new Contract subject to approval by the shareholders. The Investment Adviser is a limited partnership organized in August 1981 under the laws of the State of California. The Investment Adviser's general partners are Terry Coxon and Terry Coxon, Inc., a California corporation wholly owned by Terry Coxon. The Investment Adviser's limited partners are Terry Coxon, Robert F. Allen, Jr., Robert F. Schaub Irrevocable Trusts, The Schaub Corporation, Sergy Living Trust, and Permanent Portfolio Information, Inc. Mr. Coxon has worked as an investment adviser and writer since 1976 and has served as President and a director of the Fund since its inception in 1982. (Certain additional information about Mr. Coxon and about Mr. Sergy is furnished above.) The Investment Adviser's business consists, and has always consisted, solely of providing investment advice.

     There is no known financial condition affecting the Investment Adviser that is reasonably likely to impair the financial ability of the Investment Adviser to fulfill its commitment to the Fund under the new Contract.

     Under the new Contract, the Investment Adviser will continue to furnish the Fund with suggested investment planning and investment advice. The Investment Adviser's responsibilities will include making recommendations concerning the selection, purchase and sale of the Fund's investments, and the day-to-day administration of the Fund's activities. All activities undertaken by the Investment Adviser on behalf of the Fund will be subject to the general policy direction of the Fund's Board of Directors.


     The Fund will continue to pay the Investment Adviser an advisory fee that is identical to that set forth in the current Contract.

     The advisory fee is the sum of two components. The first component is determined on a Portfolio by Portfolio basis and is equal to 1/4 of 1% (0.25%) of the first $200 million of each Portfolio's average daily net assets.

     The second component is based on the average daily net assets of the Fund as a whole and is allocated among the Portfolios in proportion to their net assets as follows: 7/8 of 1% (0.875%) of the first $200 million; 13/16 of 1% (0.813%) of the next $200 million; 3/4 of 1% (0.750%) of the next $200 million; and 11/16 of 1% (0.688%) of average daily net assets of the Fund in excess of $600 million.


     The Investment Adviser has voluntarily agreed to waive, for at least through the end of calendar year 1996, the portions of the advisory fees payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio's advisory fees otherwise would exceed an annual rate of 5/8 of 1% (0.625%), in the case of the Treasury Bill Portfolio, or 3/4 or 1% (0.75%), in the case of the Versatile Bond Portfolio, of the respective Portfolio's average daily net assets.

     Under the new Contract, the Fund will pay for its investment expenses (such as interest on borrowing, taxes, and brokerage commissions), the fees and expenses of its directors, the salaries and expenses of its officers, and any extraordinary expenses. The Investment Adviser will bear all of the Fund's other ordinary operating expenses, which include charges by the Fund's transfer agent, charges by the Fund's custodian, accounting fees, auditing and legal fees not associated with litigation, rent and occupancy, printing, postage, and general administrative expense. The Fund will not pay for any of the Investment Adviser's general or administrative overhead expense.

     All fees and expenses payable by the Fund pursuant to the new Contract and attributable only to one Portfolio will be borne entirely by that Portfolio; all other such fees and expenses will be allocated among the Fund's Portfolios in proportion to their net assets.

     The aggregate amount of the advisory fees paid by the Porfolios of the Fund to the Investment Adviser during the Fund's last fiscal year was as follows:

Permanent Portfolio                               $  837,879
Treasury Bill Portfolio *                            737,357
Versatile Bond Portfolio **                          164,096
Aggressive Growth Portfolio                          100,276
                                                  ----------
  Total                                           $1,839,608
                                                  ==========
__________________________

*  Net of fee waiver of $588,270

** Net of fee waiver of $ 81,276

     There  were no  other  material  payments  by the  Fund  to the  Investment
Adviser, or to any affiliated person of the Investment Adviser, during the Fund's last fiscal year.


     During its last fiscal year, the Fund's wholly owned subsidiary, World Money Securities, Inc. ("WMS"), was a fully registered broker-dealer.
Subsequently, the Board of Directors ordered the dissolution of WMS, which thereafter effected a complete termination of its registration as a broker-dealer. The Fund paid total brokerage commissions of $35,380 during the fiscal year ended January 31, 1996, including $5,199 of which were paid to WMS.

     The new Contract was approved by the Board of Directors of the Fund, including a majority of the Fund's Independent Directors, on June 11, 1996. The new Contract is being submitted hereby to the shareholders in each of the Fund's Portfolios for their approval. If the new Contract is approved by the shareholders of all Portfolios, the current Contract will immediately terminate and the new Contract will immediately become effective and will continue in effect until January 31, 1997, (the close of the Fund's fiscal year). The new Contract may then be continued annually for one-year terms until terminated as provided therein. If the new Contract is not approved by the shareholders of all Portfolios the current Contract will continue in effect.

    The Board recommends a vote FOR this proposal.

Current Investment Advisory Contract

     The current Investment Advisory Contract is identical to the new Contract between the Fund and the Investment Adviser except that under the current Contract, the Investment Adviser is obligated to pay or reimburse the fees and expenses of directors of the Fund who are also officers, and to pay or reimburse the salaries, fees and expenses of all officers of the Fund.

     The current Contract was most recently approved by the Board of Directors of the Fund, including a majority of the Fund's Independent Directors, on February 17, 1996; the current Contract was most recently approved by a majority of the outstanding voting securities of each of the Portfolios on December 16, 1993. Other than as so described, no other actions were taken with respect to the current Contract since the beginning of the Fund's fiscal year by the Board of Directors.

Purposes and Effects of New Contract

     The new Contract has been approved by all of the Fund's directors, including all of the Independent Directors. By their approval of the new Contract, the Board of Directors has reached the conclusion that the Investment Adviser will be able to perform its duties thereunder and that the new Contract will benefit each Portfolio and its shareholders.

     The material factors and the conclusions with respect thereto which form the basis for the recommendation of the Board of Directors that the shareholders approve the new Contract are as follows:

     Under the current Contract, the Investment Adviser is obligated to pay or reimburse the fees and expenses of directors of the Fund who are also officers, and to pay or reimburse the salaries, fees and expenses of all of the officers of the Fund. Under the new Contract, the Fund will have the obligation to pay the salaries, fees and expenses of all of its officers and directors without reimbursement by the Investment Adviser.

     Under the provisions of the current Contract, the Board of Directors retains the right to fix the compensation levels of its officers and directors without the consent of the Investment Adviser. However, since the Investment Adviser is required to reimburse the Fund for any such amounts, the actions of the Board of Directors in respect of such compensation has a financial effect on the Investment Adviser. The Board of Directors has determined that this practice is unusual in the mutual fund industry. The Board of Directors has determined and believes that the Fund should be free to fix the compensation of its officers and directors without consideration for its relationship with the Investment Adviser.

     Under the Act, the role of directors and in particular the independent directors is central, and the independent directors are obligated to furnish an independent check upon management. In particular, the Board of Directors has a fiduciary duty to evaluate the compensation paid to the Investment Adviser and its affiliates. In addition, the Act and the related Rules promulgated by the Securities Exchange Commission give independent directors several other specific responsibilities with respect to operational activities of the Fund, including but not limited to, the selection of its independent public accountants, the approval of significant agreements entered into between the Fund and its vendors and the review of fidelity bond insurance.

     As indicated previously, the Board of Directors has adopted an Amendment to the Bylaws to add a third independent director to the Board in order to increase the role of independent directors in the Fund and in recognition of the trend in investment company regulation toward an increase in the oversight and policy responsibilities of independent directors. Consistent with this intent, the Board of Directors has determined that the directors, and in particular the independent directors, will be better able to direct operational activities of the Fund and discharge their fiduciary duty by exercising direct control over the level of compensation paid to all of its officers and directors.

     In the event that the new  Contract  is  approved,  the Board of  Directors intends to establish a compensation committee to consist of its three independent directors whose duties will be to establish appropriate levels of compensation for the Fund's officers. The President of the Fund has suggested to the Board of Directors that an appropriate level of compensation would be $72,000 per annum for the President, and $48,000 per annum for each of the Secretary and Treasurer. Although such recommendations will only be acted upon by the compensation committee after its establishment, the amounts set forth in this recommendation have been used in the following table which shows the current fees and expenses for the Fund for its last fiscal year and the pro-forma fees and expenses after giving effect to the approval of the new Contract.

                           Comparative Expense Table
Annual Fund Operating Expenses (as a percentage of average daily net assets):
                                        Permanent              Treasury Bill           Versatile Bond          Aggressive Growth
                                        Portfolio                Portfolio                Portfolio                Portfolio
                                   Current   Pro-Forma      Current   Pro-Forma      Current   Pro-Forma      Current   Pro-Forma
                                  ---------  ---------    ----------  ---------    ----------  ---------    ----------  ---------
     Management fees
      (after fee waiver)            1.13%     1.13%           .63%      .63%           .75%       .75%         1.13%      1.13%
     Other operating expenses        .22%      .30%           .19%      .27%           .14%       .22%          .06%       .14%
     Account maintenance fees        .07%      .07%           .07%      .07%           .07%       .07%          .07%       .07%
                                  ---------  ---------    ----------   ---------   ----------  ---------    ----------  ---------
     Total operating expenses       1.42%     1.50%           .89%      .97%           .96%      1.04%         1.26%      1.34%
                                  =========  =========    ==========   =========   ==========  =========    ==========  =========

Example*: A $1,000 investment in each Portfolio would bear the following expenses, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:

                                        Permanent              Treasury Bill           Versatile Bond          Aggressive Growth
                                        Portfolio                Portfolio                Portfolio                Portfolio
                                   Current   Pro-Forma      Current   Pro-Forma      Current   Pro-Forma      Current   Pro-Forma
                                  ---------  ---------    ----------  ---------    ----------  ---------    ----------  ---------
     1 Year                         $  49     $  50          $  44      $  45         $  44      $  45         $  48      $  48
     3 Years                        $  78     $  81          $  63      $  65         $  64      $  67         $  75      $  76
     5 Years                        $ 109     $ 114          $  83      $  87         $  85      $  91         $ 104      $ 106
    10 Years                        $ 196     $ 208          $ 141      $ 150         $ 146      $ 158         $ 187      $ 191

     *The pro-forma examples given above are constructed and set forth in conformity with Federal securities laws and regulations uniformly applicable to all mutual funds. Actual expenses per $1,000 invested in the Fund are substantially less than indicated in the pro-forma examples because:

     (i) An investor pays a $35 one-time account start-up fee only once, even if he invests in all Portfolios, and even if he invests both in his own name and through the Fund's IRA Plan;

     (ii) An investor pays the $1.50 monthly account maintenance fee only once, even if he invests in all Portfolios, and even if he invests both in his own name and through the Fund's IRA Plan; and

     (iii) The account start-up fee and the account maintenance fee do not increase even if an investor invests much more than the $1,000 assumed in the pro-forma examples.


     The Investment Adviser has voluntarily agreed to waive, for at least through the end of calendar year 1996, the portions of the advisory fees payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio's advisory fees otherwise would exceed an annual rate of 5/8 of 1% (0.625%), in the case of the Treasury Bill Portfolio, or 3/4 or 1% (0.75%), in the case of the Versatile Bond Portfolio, of the respective Portfolio's average daily net assets. In the absence of the fee waiver, the advisory fee as a percentage of average daily net assets for both the Treasury Bill Portfolio and the Versatile Bond Portfolio would have been 1.13%.

EXPENSES OF SOLICITATION

     The cost of this solicitation, including the printing and mailing of these proxy materials, will be borne by the Fund as an extraordinary expense. In addition to solicitations through the mails, proxies may be solicited by telephone, telegram or otherwise by officers and employees of the Fund and employees of the Fund's transfer agent, Chase Global Funds Services Company, without additional compensation. Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of shares held of record by such persons.

OTHER BUSINESS

     No business is to be presented at the meeting other than the matters set forth in this proxy statement.

ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its annual report and the most recent semi-annual report succeeding the annual report, if any, to a
shareholder   upon   request   directed   to   Investor's   Information   Office
1-800-531-5142.

BY ORDER OF THE BOARD OF DIRECTORS

TERRY COXON, President

July ___, 1996



                    ________________________________________
                      YOU ARE URGED TO DATE, SIGN, COMPLETE
                        AND RETURN YOUR PROXY IMMEDIATELY
                    ________________________________________

                          INVESTMENT ADVISORY CONTRACT

This INVESTMENT ADVISORY CONTRACT (the "Contract") is made and entered into by and between Permanent Portfolio Family of Funds, Inc. (the "Fund"), a Maryland corporation, and World Money Managers (the "Investment Adviser"), a California limited partnership, with reference to the following facts:

      A. The Fund, through its shareholders and Board of Directors, including those Directors who are not interested persons, as defined in the Act, of the Investment Adviser, and the Investment Adviser, through its General Partners, have determined that it would be in the best interests of each of the respective entities to enter into and adopt this Contract.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the parties agree as follows:

PART ONE:  INVESTMENT ADVICE AND OTHER SERVICES

     (1) The Fund hereby retains the Investment Adviser, and the Investment Adviser hereby agrees, for the period of this Contract and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with suggested investment planning, to provide investment advice with regard to the Fund, to prepare and make available to the Fund all necessary research and statistical data in connection therewith and to make recommendations with respect to the purchase and sale and the acquisition and disposition of specific securities and other assets by the Fund; to furnish the Fund all administrative, accounting, clerical, statistical, correspondence and other services required in connection with the administration of the affairs of the Fund; to furnish or pay for all supplies, printed material, office equipment, furniture, and office space as the Fund may require; and to pay or reimburse such expenses of the Fund as may be specified in Part Three hereof; subject always to the direction and control of the Board of Directors and the authorized officers of the Fund. The Investment Adviser agrees to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned. All the foregoing services and materials shall be furnished at the expense of the Investment Adviser except as may be qualified by Part Three hereof.

     (2) The Investment Adviser covenants and agrees that the investment planning, investment advice and recommendations that it furnishes the Fund will be in accordance with general investment policies and objectives of the Fund as disclosed to the Investment Adviser from time to time by the Fund.

     (3) The Investment Adviser agrees that all of its recommendations or advice relating to the acquisition or disposition of securities or other assets by the Fund shall be transmitted to the Fund in writing.

     (4) The Fund agrees that it will furnish to the Investment Adviser any information that the latter requests with respect to the Fund's actions upon all recommendations and advice relating to the acquisition and disposition of securities and other assets by the Fund, and in all detail required by the Investment Adviser; and the Fund further agrees to furnish to the Investment Adviser any information that the latter may request with respect to any other purchases or sales of securities or other assets by the Fund.

     (5) It is understood and agreed that in furnishing the Fund with investment advice and other services as herein provided, neither the Investment Adviser nor any partner or agent thereof shall be held liable to the Fund or its creditors or shareholders for errors of judgment or for any acts or omissions by it, except those involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the terms of this Contract. It is further understood and agreed that the Investment Adviser shall not be accountable for any loss suffered by the Fund by the reason of the latter's action or non-action on the basis of any advice, recommendation or approval of the Investment Adviser, its partners or agents made in accordance with the preceding sentence.





















                                   Exhibit A

PART TWO: COMPENSATION TO INVESTMENT ADVISER

     (1) The Fund covenants and agrees to pay to the Investment Adviser, and the Investment Adviser covenants and agrees to accept from the Fund in full payment for all investment advice, material and other services furnished, and for the use of all facilities and equipment, and for all expenses paid or reimbursed by the Investment Adviser hereunder, fees for each calendar year at the following annual rates of total average daily net assets, to be computed for each day of each such year on the basis of net assets as of the close of business on the next preceding full business day:

        (i) for each Portfolio, 1/4 of 1% (0.25%) of the first $200 million of the Portfolio's average daily net assets; plus

        (ii) for the Fund as a whole, 7/8 of 1% (0.875%) of the first $200 million of the Fund's average daily net assets; 13/16 of 1% (0.8125%) of the next $200 million of the Fund's average daily net assets; 3/4 of 1% (0.75%) of the next $200 million of the Fund's average daily net assets; and 11/16 of 1% (0.6875%) of all of the Fund's average daily net assets in excess of $600 million, such fee for the Fund as a whole to be allocated among the Portfolios of the Fund in proportion to their respective net assets.

In the case of the suspension of the computation of net asset value, the said fees for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. As used herein, "net assets" as of the close of a full business day shall reflect all transactions in shares of the Fund recorded on the books of the Fund for that day.

     (2) The foregoing fees shall be paid on a monthly basis. In the case of the first payment of the above fees, which shall commence as to any Portfolio of the Fund as of the effective date of this Contract as to that Portfolio, and in the event of termination of this Contract, the fees accrued shall be prorated on the basis of the number of days that this Contract is in effect during the month with respect to which such payment is made.

     (3) The fees provided for hereunder shall be paid in cash by the Fund to the Investment Adviser within five (5) business days after the last day of each month.

     (4) The fees provided for hereunder shall be reduced for each fiscal year in the amount by which aggregate annual expenses of the Fund for that fiscal year exceeds any applicable statutory or regulatory limitations, determined monthly.

PART THREE:  ALLOCATION OF EXPENSES

     The Investment Adviser agrees to pay, cause to be paid or reimburse the Fund for all its ordinary operating expenses during the period of this Contract except:

        (a) Fees payable to the Investment Adviser for the latter's services under this agreement.

        (b) All fees, costs, expenses and allowances payable to any person, firm or corporation in relation to the Fund's investments, including interest on borrowings.

        (c) All taxes of any kind payable by the Fund.

        (d) All brokerage commissions and charges in the purchase and sale of the Fund's assets.

        (e) All salaries, fees and expenses of directors and officers of the Fund.

        (f) All extraordinary fees, costs and expenses of the Fund, including any fees, costs and expenses associated with litigation, governmental investigations or administrative proceedings, including the costs of any settlements.

PART FOUR:  MISCELLANEOUS

     (1) The Investment Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized in the Contract, shall have no authority to act for or represent the Fund.

     (2) A "full business day" shall be defined as a day with respect to which the New York Stock Exchange is open for business, and with respect to which the actual time of closing of such Exchange is that time which shall have been scheduled for such closing in advance of the opening of such Exchange and "the close of business" shall be defined as the time of closing of the New York Stock Exchange.

                                   Exhibit A

     (3) The Fund recognizes that the Investment Adviser may in the future render investment advice and other services to other investment companies which may or may not have investment policies and investments similar to those of the Fund and that the Investment Adviser and/or one or more of its partners may manage its own investments and those of its subsidiaries and affiliates, if any. The Investment Adviser and/or one or more of its partners shall be free to render such investment advice and other services and the Fund hereby consents thereto.

     (4) Neither this Contract nor any transaction had pursuant hereto shall be invalidated or in anyway affected by the fact that directors, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Adviser, or any successor or assignee thereof, as partners, directors, officers, stockholders or otherwise; that partners or agents of the Investment Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; or that the Investment Adviser, or any successor or assignee thereof, is or may be interested in the Fund as a shareholder or otherwise; provided, however, that neither the Investment Adviser nor any partner or employee of the Investment Adviser nor any officer, director or employee of the Fund shall sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with an applicable statute, regulation, exemption or order of the United States Securities and Exchange Commission.

     (5) Any notice under this Contract shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Contract entitled to receive such, at each party's principal place of business in Petaluma, California, or to such other address as either party may designate in writing mailed to the other.

     (6) The Investment Adviser agrees that no partner or employee of the Investment Adviser will act for or on behalf of the Fund with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:

        (a) Partners or employees of the Investment Adviser from having a financial interest in the Fund or in the Investment Adviser.

        (b) The purchase of securities or other assets for the Fund, or the sale of securities or other assets owned by the Fund, through a security broker or dealer, one or more of whose partners, officers, directors or employees is a partner or employee of the Investment Adviser, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

     (7) The Investment Adviser agrees that, except as herein otherwise expressly provided, neither it nor any of its partners or employees shall, at any time during the period of this Contract, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Fund) or other assets by or for the Fund.

     (8) The Board of Directors of the Fund may adopt such provisions and obtain such insurance as they deem to be in the best interests of the Fund to indemnify and hold harmless the officers and directors of the Fund and the partners of the Investment Adviser against liability for their acts or omissions on behalf of the Fund, except those acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations or duties to the Fund; provided, however, that such insurance provides merely for payment to the Fund of any damages caused by such persons and for subrogation of the insurer to the rights of the Fund to recover from such persons.

     (9) World Money Managers has the right to copy and use for any purpose whatsoever all mailing or shareholder lists generated during its term as, or in the course of its services as, investment adviser to the Fund, and the Fund may not otherwise disclose such lists except as it may be required to do so by law.



















                                   Exhibit A

     (10) The Fund agrees that each shareholder shall pay the Investment Adviser an account maintenance fee of $1.50 per month (regardless of the number of Portfolios of the Fund in which the shareholder invests) or such other amount as may from time to time be agreed upon between the Fund and the Investment
Adviser; provided, however, that the account maintenance fee shall not be payable with respect to an Individual Retirement Account maintained with the Fund by a shareholder who also maintains a regular shareholder account with the Fund in exactly the same name and address. The Fund further agrees to arrange, to the extent practical, for the collection of this fee. However, the Fund shall not be liable for the payment of the fee or for the failure of any shareholder to pay it, nor shall the Investment Adviser be relieved of any obligation to perform under this Contract by reason of non-payment of the fee.

     (11) The Fund agrees that each investor in the Fund shall pay the Investment Adviser a one-time account start-up fee of $35.00, or such other amount as may from time to time be agreed upon between the Fund and the Investment Adviser. The Fund further agrees to arrange, to the extent practical, for the collection of this fee.

     (12) If any provision of this Contract shall be held or made invalid, illegal or unenforceable by any judicial decision, statute, rule or otherwise, the remaining provisions of this Contract shall not be affected thereby and shall remain in full force and effect as if the invalid, illegal or unenforceable provision had not been included herein.

     (13) This Contract shall be governed by and construed in accordance with the laws of the State of California.

PART FIVE:  RENEWAL AND TERMINATION

     (1) This Contract shall continue in effect until January 31, 1997, and shall continue from year to year thereafter unless and until terminated by either party as hereinafter provided, except that such continuance thereafter shall be specifically approved as to any Portfolio of the Fund at least annually
(1) by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting shares of that Portfolio and (2) by the vote of a majority of the Directors who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the Investment Company Act of 1940, as amended.

     (2) This Contract may be terminated with respect to any Portfolio by either the Fund or the Investment Adviser at any time by giving the other party sixty days' previous written notice of such intention to terminate; provided that any such termination shall be made without the payment of any penalty, and provided further that such termination may be effected on behalf of any Portfolio of the Fund either by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting shares of that Portfolio.

     (3) The term "the majority of the outstanding voting shares" for the purposes of this Contract shall be the vote at a shareholders' annual meeting, or a special meeting duly called for that purpose, of sixty-seven percent or more of such shares present at such meeting if the holders of more than fifty percent of such outstanding voting shares are present or represented by proxy at the meeting, or more than fifty percent of such outstanding shares, whichever is less. During such times as the Fund issues two or more classes or series of stock, such matters shall be deemed to be effectively acted upon with respect to any such class or series if a majority of the outstanding voting shares of such class or series votes for the approval of such matter, notwithstanding (A) that such matter has not been approved by the holders of a majority of the outstanding voting shares of any other class or series affected by such matter, and (B) that such matter has not been approved by the vote of a majority of the outstanding voting shares of the Fund.

     (4) This Contract shall terminate in the event of its assignment, the term "assignment" for this purpose having the same meaning as set forth in the Investment Company Act of 1940, as amended.


















                                   Exhibit A

     This Contract shall become effective as to all Portfolios upon approval by the majority of the respective outstanding voting shares of all Portfolios.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing agreement on June 19, 1996.

         PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
         By  TERRY COXON
            --------------------------
             Terry Coxon, President

         WORLD MONEY MANAGERS
         By  TERRY COXON
            --------------------------
             Terry Coxon, General Partner

































































                                   Exhibit A

                                   PROXY CARD

PERMANENT PORTFOLIO
PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.       PROXY SOLICITED ON BEHALF OF THE
                                                BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon, Michael Cuggino and Alan Sergy, and each of them, as proxies, with the power of substitution, and hereby authorizes each to represent and to vote as designated below all of the shares of common stock in Permanent Portfolio Family of Funds, Inc. (the "Fund") held of record by the undersigned on July 8, 1996 at the special meeting of shareholders to be held on August 22, 1996 and at any adjournment thereof.

                    SPECIAL  INSTRUCTIONS:  Please  sign  exactly  as your  name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                    Date _______________________________, 1996

                    ____________________________________________________________
                    ____________________________________________________________
                              (Signature(s) Title(s), if applicable)
                                  PLEASE SIGN, DATE, AND RETURN
                                PROMPTLY IN THE ENCLOSED ENVELOPE



                              PROXY CARD - SIDE 2

By signing and dating on the reverse side, you authorize the proxies to vote each proposal as marked.
IF NO  SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
                                                       ---
As to any other  matter,  or if any said  nominees  are not
available for election, said Proxies shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.
                                         ---
TO VOTE, MARK AN X IN THE APPROPRIATE  BOX ON THE PROXY CARD BELOW.
SIGN ON REVERSE SIDE AND MAIL.
1. To elect the six nominees     FOR all nominees listed ___       ___ WITHHOLD
   specified below as Directors.   (except as marked to                authority
   1. David P. Bergland,            the contrary below)              to vote for
   2. Hugh A. Butler, 3. Terry Coxon,                               all nominees
   4. Robert B. Martin, Jr.,
   5. Alan M. Sergy, 6.  Mark Tier
  (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line provided below)

_________________________________________________________________

2. Approval of a new  Investment  Advisory        FOR___  AGAINST___  ABSTAIN___
   Contract  between the Fund and World Money
   Managers to eliminate the provision whereby the Investment Adviser is obligated to pay the fees and expenses of the Fund's officers and of the Fund's directors who also are officers.


                                   Appendix 1
                                        1

                                   PROXY CARD

TREASURY BILL PORTFOLIO
PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.       PROXY SOLICITED ON BEHALF OF THE
                                                BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon, Michael Cuggino and Alan Sergy, and each of them, as proxies, with the power of substitution, and hereby authorizes each to represent and to vote as designated below all of the shares of common stock in Permanent Portfolio Family of Funds, Inc. (the "Fund") held of record by the undersigned on July 8, 1996 at the special meeting of shareholders to be held on August 22, 1996 and at any adjournment thereof.

                    SPECIAL  INSTRUCTIONS:  Please  sign  exactly  as your  name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                    Date _______________________________, 1996

                    ____________________________________________________________
                    ____________________________________________________________
                              (Signature(s) Title(s), if applicable)
                                  PLEASE SIGN, DATE, AND RETURN
                                PROMPTLY IN THE ENCLOSED ENVELOPE



                              PROXY CARD - SIDE 2

By signing and dating on the reverse side, you authorize the proxies to vote each proposal as marked.
IF NO  SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
                                                       ---
As to any other  matter,  or if any said  nominees  are not
available for election, said Proxies shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.
                                         ---
TO VOTE, MARK AN X IN THE APPROPRIATE  BOX ON THE PROXY CARD BELOW.
SIGN ON REVERSE SIDE AND MAIL.
1. To elect the six nominees     FOR all nominees listed ___       ___ WITHHOLD
   specified below as Directors.   (except as marked to                authority
   1. David P. Bergland,            the contrary below)              to vote for
   2. Hugh A. Butler, 3. Terry Coxon,                               all nominees
   4. Robert B. Martin, Jr.,
   5. Alan M. Sergy, 6.  Mark Tier
  (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line provided below)

_________________________________________________________________

2. Approval of a new  Investment  Advisory        FOR___  AGAINST___  ABSTAIN___
   Contract  between the Fund and World Money
   Managers to eliminate the provision whereby the Investment Adviser is obligated to pay the fees and expenses of the Fund's officers and of the Fund's directors who also are officers.


                                   Appendix 1
                                        2

                                   PROXY CARD

VERSATILE BOND PORTFOLIO
PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.       PROXY SOLICITED ON BEHALF OF THE
                                                BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon, Michael Cuggino and Alan Sergy, and each of them, as proxies, with the power of substitution, and hereby authorizes each to represent and to vote as designated below all of the shares of common stock in Permanent Portfolio Family of Funds, Inc. (the "Fund") held of record by the undersigned on July 8, 1996 at the special meeting of shareholders to be held on August 22, 1996 and at any adjournment thereof.

                    SPECIAL  INSTRUCTIONS:  Please  sign  exactly  as your  name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                    Date _______________________________, 1996

                    ____________________________________________________________
                    ____________________________________________________________
                              (Signature(s) Title(s), if applicable)
                                  PLEASE SIGN, DATE, AND RETURN
                                PROMPTLY IN THE ENCLOSED ENVELOPE



                              PROXY CARD - SIDE 2

By signing and dating on the reverse side, you authorize the proxies to vote each proposal as marked.
IF NO  SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
                                                       ---
As to any other  matter,  or if any said  nominees  are not
available for election, said Proxies shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.
                                         ---
TO VOTE, MARK AN X IN THE APPROPRIATE  BOX ON THE PROXY CARD BELOW.
SIGN ON REVERSE SIDE AND MAIL.
1. To elect the six nominees     FOR all nominees listed ___       ___ WITHHOLD
   specified below as Directors.   (except as marked to                authority
   1. David P. Bergland,            the contrary below)              to vote for
   2. Hugh A. Butler, 3. Terry Coxon,                               all nominees
   4. Robert B. Martin, Jr.,
   5. Alan M. Sergy, 6.  Mark Tier
  (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line provided below)

_________________________________________________________________

2. Approval of a new  Investment  Advisory        FOR___  AGAINST___  ABSTAIN___
   Contract  between the Fund and World Money
   Managers to eliminate the provision whereby the Investment Adviser is obligated to pay the fees and expenses of the Fund's officers and of the Fund's directors who also are officers.


                                   Appendix 1
                                        3

                                   PROXY CARD

AGGRESSIVE GROWTH PORTFOLIO
PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.       PROXY SOLICITED ON BEHALF OF THE
                                                BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon, Michael Cuggino and Alan Sergy, and each of them, as proxies, with the power of substitution, and hereby authorizes each to represent and to vote as designated below all of the shares of common stock in Permanent Portfolio Family of Funds, Inc. (the "Fund") held of record by the undersigned on July 8, 1996 at the special meeting of shareholders to be held on August 22, 1996 and at any adjournment thereof.

                    SPECIAL  INSTRUCTIONS:  Please  sign  exactly  as your  name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                    Date _______________________________, 1996

                    ____________________________________________________________
                    ____________________________________________________________
                              (Signature(s) Title(s), if applicable)
                                  PLEASE SIGN, DATE, AND RETURN
                                PROMPTLY IN THE ENCLOSED ENVELOPE



                              PROXY CARD - SIDE 2

By signing and dating on the reverse side, you authorize the proxies to vote each proposal as marked.
IF NO  SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
                                                       ---
As to any other  matter,  or if any said  nominees  are not
available for election, said Proxies shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.
                                         ---
TO VOTE, MARK AN X IN THE APPROPRIATE  BOX ON THE PROXY CARD BELOW.
SIGN ON REVERSE SIDE AND MAIL.
1. To elect the six nominees     FOR all nominees listed ___       ___ WITHHOLD
   specified below as Directors.   (except as marked to                authority
   1. David P. Bergland,            the contrary below)              to vote for
   2. Hugh A. Butler, 3. Terry Coxon,                               all nominees
   4. Robert B. Martin, Jr.,
   5. Alan M. Sergy, 6.  Mark Tier
  (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line provided below)

_________________________________________________________________

2. Approval of a new  Investment  Advisory        FOR___  AGAINST___  ABSTAIN___
   Contract  between the Fund and World Money
   Managers to eliminate the provision whereby the Investment Adviser is obligated to pay the fees and expenses of the Fund's officers and of the Fund's directors who also are officers.


                                   Appendix 1
                                        4